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                                                                   EXHIBIT 10.40

                      INTERCOMPANY SUBORDINATION AGREEMENT

          THIS INTERCOMPANY SUBORDINATION AGREEMENT, made and entered into as of April 5, 2007 (this "Subordination Agreement"), by and among, TB Wood's Corporation, a Delaware corporation ("Parent"), TB Wood's Incorporated, a Pennsylvania corporation ("TBWI"), Plant Engineering Consultants, LLC, a Tennessee limited liability company ("Plant"), TB Wood's Enterprises, Inc., a Delaware corporation ("Enterprises", and together with Parent, TBWI and Plant, the "Subordinating Creditors" and each a "Subordinating Creditor"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent (together with any successor(s) thereto in such capacity, the "Agent") under the Credit Agreement referenced below. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement, dated as of April 5, 2007 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Borrowers, the lenders signatory thereto (the "Lenders") and Agent.

                                   WITNESSETH:

          WHEREAS, Borrowers or Guarantors or any of their respective Restricted Subsidiaries may have borrowed, or may desire to borrow, certain sums from a Subordinating Creditor as permitted by the Credit Agreement;

          WHEREAS, Borrowers desire to borrow certain sums from the Secured Parties (as defined herein) pursuant to the Credit Agreement; and

          WHEREAS, as a condition to entering into the Credit Agreement, each of the Subordinating Creditors agrees that any loan extended to Borrowers, Guarantors, or any of their respective Restricted Subsidiaries (each, an "Applicable Debtor" and, collectively, the "Applicable Debtors") will be subordinated to the Senior Debt (as defined herein), as more fully provided in this Subordination Agreement;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Subordinating Creditors hereby agrees with the Secured Parties as follows:

          1. Subordination. Subject to the terms hereof, each of the Subordinating Creditors hereby subordinates and defers, to the extent and in the manner set forth herein, the payment (including, without limitation, in any Insolvency Proceeding (as defined herein)) of any and all Indebtedness which may be now or hereafter owing by any Applicable Debtor to any such Subordinating Creditor (whether by reason of subrogation rights of such Subordinating Creditor or otherwise) as may be evidenced by any promissory notes and/or any other documents, instruments or agreements now or hereafter executed and delivered by any Applicable Debtor to any Subordinating Creditor (all such amounts, notes, documents, instruments, and agreements being hereinafter referred to as the "Subordinated Debt") to the prior Discharge of Senior Debt (as defined below).


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          "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

          "Discharge of Senior Debt" means payment and satisfaction in full in cash of any and all Senior Debt (as defined below) which may be now or hereafter owing to any Secured Party (as defined below) by any Applicable Debtor, including, with respect to amounts available to be drawn under outstanding letters of credit issued under the Credit Agreement or any other Loan Document (or indemnities issued pursuant thereto in respect of outstanding letters of credit), delivery of cash to be held as collateral for such letters of credit or backstop letters of credit in respect thereof in compliance with the terms of the Credit Agreement, in each case, after or concurrently with the termination of the Credit Agreement and the termination of all obligations and commitments to make loans, advances or otherwise extend credit thereunder.

          "Insolvency Proceeding" means any proceeding commenced by or against any Applicable Debtor under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief and including the appointment of a trustee, receiver, administrative receiver, administrator or similar officer.

          "Secured Party" means Agent or any member of the Lender Group.

          "Senior Debt", as used herein, shall mean any and all Obligations, including, without limitation, any and all now existing and future indebtedness, obligations or liabilities of the Applicable Debtors under the Credit Agreement to the Secured Parties, whether direct or indirect, absolute or contingent, secured or unsecured, arising under, or in connection with, the Credit Agreement or any other Loan Documents (including, without limitation, any guaranty executed in connection therewith) in favor of the Secured Parties, as each of the foregoing may be from time to time amended, modified, waived, supplemented, extended, renewed, deferred, refinanced, replaced, refunded or restated, in whole or in part, in accordance with the terms and conditions thereof, by operation of law or otherwise, including any and all expenses (including, without limitation, reasonable attorneys' fees and disbursements), premiums, fees and charges incurred in connection therewith and any interest thereon, including, without limitation, any post-petition interest accruing on such Senior Debt after any Applicable Debtor becomes subject to an Insolvency Proceeding (whether or not such interest is allowable or enforceable against such Applicable Debtor or recoverable against such Applicable Debtor or its bankruptcy estate), whether by means of an adequate protection payment or otherwise. For all purposes hereunder, Senior Debt shall also include all indebtedness, obligations and liabilities of the Applicable Debtors to repay any amounts previously paid by the Applicable Debtors pursuant to the Credit Agreement, which amounts have been returned to the Applicable Debtors or to a trustee by any Secured Party pursuant to Sections 547 or 548 of the Bankruptcy Code or otherwise under other applicable legislation.

          2. Covenants. Without limiting any other provision of this Subordination Agreement, each of the Subordinating Creditors hereby covenants and agrees that, until such time as this Subordination Agreement is terminated as provided herein, such Subordinating Creditor will not, except to the extent expressly permitted by Sections 8, 9, and 10 hereof, assert


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any right which it may have to setoff against the Subordinated Debt any amounts which are or may be owing by such Subordinating Creditor to any Applicable Debtor, and that until such time as this Subordination Agreement is terminated as provided herein, and except to the extent expressly permitted by Sections 8, 9, and 10 hereof, such Subordinating Creditor will not directly or indirectly:
(a) demand or receive payment of; exchange, forgive, or modify; request or obtain collateral or security or guarantees for; or Commence Legal Action (as defined in Section 11 hereof) in respect of the Subordinated Debt, or (b) sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of (whether by means of participation or otherwise) any portion of the Subordinated Debt or any interest therein to any Person without the prior written consent of the Agent, it being understood that each such assignee and transferee shall be bound in all respects by the terms and conditions of this Subordination Agreement.

          3. Inducement. This Subordination Agreement is executed as an inducement to the Secured Parties to make loans or advances to Borrowers or otherwise to extend credit or financing accommodations to Borrowers, and to enter into the Loan Documents and to continue a financing arrangement with Borrowers and is executed in consideration of the Agent and Lenders entering into the Loan Documents and continuing such financing arrangement.

          4. Continuing Agreement. This Subordination Agreement (a) may be terminated only upon the occurrence of the Discharge of Senior Debt, (b) is a continuing agreement of subordination, (c) shall be binding upon the Subordinating Creditors, the Applicable Debtors and their respective successors, transferees and assigns, and (d) shall inure to the benefit of the Secured Parties and be enforceable by the Agent, for the benefit of the Secured Parties, and each their respective successors, transferees and assigns, unless such successors, assignees and transferees are not parties to the Credit Agreement as permitted therein. Without limiting the generality of the foregoing, the Secured Parties may assign or otherwise transfer the Senior Debt to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to the Secured Parties herein or otherwise, subject to Section 13.1 of the Credit Agreement. This Subordination Agreement shall continue to be effective (or, if previously terminated, reinstated), if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any Secured Party in connection with any Insolvency Proceeding or otherwise, all as though such payment had not been made.

          5. Rights in Insolvency Proceedings. Each of the Subordinating Creditors hereby authorizes and empowers the Agent, for the benefit of the Lenders, in any Insolvency Proceeding to file a proof of claim on behalf of such Subordinating Creditor with respect to the Subordinated Debt (a) if such Subordinating Creditor fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (b) if the Agent, in its Permitted Discretion, believes that any statements or assertions in a proof of claim filed by such Subordinating Creditor are not consistent with the terms and conditions hereof; provided, however, that any failure of the Agent to file such proof of claim shall not be deemed to be a waiver by the Agent or any Secured Party of any of the rights and benefits granted herein by such Subordinating Creditor. Each Subordinating Creditor shall provide the Agent with a copy of any proof of claim filed by such Subordinating Creditor in any Insolvency Proceeding. Each Subordinating Creditor hereby irrevocably grants the Agent the sole and exclusive authority and power in any Insolvency Proceeding, unless and until this Subordination Agreement is terminated in accordance with its terms: (a) to accept and receive any payment or


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distribution which may be payable or deliverable at any time upon or in respect of the Subordinated Debt; and (b) to take such other action as may be necessary or advisable to effectuate the foregoing. Each Subordinating Creditor shall provide to the Agent all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence. Each of the Subordinating Creditors hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Subordination Agreement, otherwise act in any Insolvency Proceeding relative to the related Applicable Debtor (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), such Subordinating Creditor shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest
(A) the validity or the enforceability of the Credit Agreement, the other Loan Documents, or the liens and security interests granted to the Secured Parties with respect to the Senior Debt, (B) the rights and duties of the Secured Parties established in the Credit Agreement or any other Loan Documents, or (C) the validity or enforceability of this Subordination Agreement; (ii) seek, or acquiesce in any request, to dismiss any Insolvency Proceeding or to convert an Insolvency Proceeding under chapter 11 of the Bankruptcy Code to a case under chapter 7 of the Bankruptcy Code; (iii) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for the related Applicable Debtor; (iv) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides for the Discharge of Senior Debt or unless the Secured Parties have approved of the treatment of their claims with respect to the Senior Debt under such plan; (v) object to the treatment under a plan of reorganization or arrangement of the Secured Parties' claims with respect to the Senior Debt; (vi) seek relief from the automatic stay of Section 362 of the Bankruptcy Code or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral; or (vii) directly or indirectly oppose any relief requested or supported by the Secured Parties, including any sale or other disposition of property free and clear of the liens and security interests of the Subordinating Creditors under Section 363(f) of Title 11 of the United States Code or any other similar provision of applicable law.

          6. No Liability. None of the Secured Parties shall in any event be liable for: (a) any failure to prove the Subordinated Debt; (b) any failure to exercise any rights with respect thereto; (c) any failure to collect any sums payable thereon; or (d) any impairment or nonpayment of the Subordinated Debt that results, directly or indirectly, from the exercise by the Secured Parties of any of their rights or remedies under this Subordination Agreement, the Credit Agreement, the other Loan Documents or under applicable law.

          7. Subordination Rights Not Impaired by Acts or Omissions of the Applicable Debtors or Secured Parties. No right of the Secured Parties to enforce subordination as provided in this Subordination Agreement will at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Applicable Debtor or by any act or failure to act by any Secured Party, or by any noncompliance by the Subordinating Creditors or any agent thereof with the terms of this Subordination Agreement, regardless of any knowledge thereof with which any such Person may have or otherwise be charged. The Secured Parties may extend, renew, modify or amend any terms of the Senior Debt or any security therefor or guaranty thereof and grant any waiver, release or consent in respect of, or release, sell or exchange such security and otherwise deal freely with the Applicable Debtors and their respective Affiliates, all without


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notice to or consent from the Subordinating Creditors and without in any way impairing or affecting this Subordination Agreement.

          8. Payments to the Subordinating Creditors. Subject to Sections 9 and 10 of this Subordination Agreement, until this Subordination Agreement shall have been terminated in accordance with the terms and conditions hereof, the Applicable Debtors may make payment on, on account of or in respect of the Subordinated Debt.

          9. No Payment to Subordinating Creditors When Senior Debt in Default.

               (a) No Applicable Debtor may pay the principal of, premium, if any, or interest on, or make any other payment in respect of, the Subordinated Debt if a Default or Event of Default on the Senior Debt shall have occurred and be continuing unless and until such Default or Event of Default shall have been cured or waived or shall have ceased to exist or a Discharge of Senior Debt shall have occurred.

               (b) If any payment or distribution of assets of any Applicable Debtor of any kind or character, whether in cash, property or securities (including, without limitation, any issuance of securities by such Applicable Debtor), is received by any Subordinating Creditor as a payment in respect of the Subordinated Debt at a time when such payment or distribution should not have been made in accordance with subsection (a) of this Section 9, such payment or distribution shall be received and held in trust for and shall be paid over immediately to the Agent or its representative (for the benefit of the Secured Parties) for application to the payment of the Senior Debt until the Discharge of Senior Debt shall have occurred.

               (c) The provisions of this Section 9 shall not apply to any payments with respect to which Section 10 would be applicable.

          10. Subordinated Debt Subordinated to Prior Payment of All Senior Debt in Insolvency Proceeding. Upon any payment or distribution of assets of any Applicable Debtor of any kind, whether in cash, property or securities (including, without limitation, any issuance of securities by an Applicable Debtor), in connection with any Insolvency Proceeding:

               (a) the Secured Parties shall first be entitled to receive payment in full in cash of all Senior Debt before the Subordinating Creditors shall be entitled to receive any payment or other distribution of assets in respect of the Subordinated Debt;

               (b) any payment or distribution of assets of any Applicable Debtor of any kind or character, whether in cash, property or securities (including, without limitation, any issuance of securities by such Applicable Debtor) to which the Subordinating Creditors would be entitled except for the provisions of this Subordination Agreement will be paid by such Applicable Debtor, the liquidating trustee or agent or such other Person making such a payment or distribution directly to the Agent (for the benefit of the Secured Parties) to the extent necessary to effect the Discharge of Senior Debt; and

               (c) if, notwithstanding the foregoing, any payment or distribution of assets of any Applicable Debtor of any kind or character, whether in cash, property or securities (including, without limitation, any issuance of securities by such Applicable Debtor), is received


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by a Subordinating Creditor as payment in respect of the Subordinated Debt before the occurrence of the Discharge of Senior Debt, such payment or distribution shall be received and held in trust for and shall be paid over immediately to the Agent or its representative (for the benefit of the Secured Parties) for application to the payment of the Senior Debt until the Discharge of Senior Debt has occurred.

          11. No Enforcement or Commencement of Any Proceedings. Each of the Subordinating Creditors hereby agrees that, so long as any Senior Debt shall remain unpaid, or the Credit Agreement shall be in effect, such Subordinating Creditor will not (a) except to the extent expressly permitted by Sections 8, 9 and 10 of this Subordination Agreement, take, demand, receive or accept any payment of the Subordinated Debt, and the Applicable Debtors shall not give, make or permit any such payment, or (b) commence, prosecute, assert, participate in or bring, or join with any other creditor of the Applicable Debtors (other than the Agent) in commencing, prosecuting, asserting, participating in or bringing, any sort of action, suit or proceeding (including, without limitation, any Insolvency Proceeding) either at law or in equity for the enforcement, collection or realization on the whole, or any part of the Subordinated Debt or any collateral, security or guarantees (if any) which is security for the Subordinated Debt, or accelerate, demand or otherwise make due and payable prior to the original due date thereof any payment of the Subordinated Debt (except pursuant to a modification or amendment of the terms of such Subordinated Debt that is permitted under the Credit Agreement), (c) possess any assets of any Applicable Debtor pursuant to a legal action or other legal proceeding, or (d) send any notice to or otherwise seek to obtain payment directly from any account debtor of any Applicable Debtor (clauses (a) through (d) inclusive, collectively, "Commence Legal Action").

          12. Action Against. If the Subordinating Creditors, in violation of this Subordination Agreement, shall Commence Legal Action against an Applicable Debtor, such Applicable Debtor may interpose as a defense or dilatory plea the making of this Subordination Agreement, and the Secured Parties are hereby irrevocably authorized to intervene and to interpose such defense or plea in their names or in the name of the related Applicable Debtor. If the Subordinating Creditors shall attempt to enforce, collect or realize upon any Subordinated Debt or any collateral, security or guarantees (if any) securing the Subordinated Debt in violation of this Subordination Agreement, the Applicable Debtors may, by virtue of this Subordination Agreement, restrain any such enforcement, collection or realization, or upon failure to do so, the Secured Parties may restrain such enforcement, collection or realization, either in their own names or in the name of the Applicable Debtors.

          13. Lien Subordination. Each Subordinating Creditor hereby confirms that, regardless of (a) the relative date, time, method, manner or order of grant, attachment or the perfection of any security interest or lien granted to any Secured Party or any Subordinating Creditor in respect of all or any portion of any collateral, (b) the order of filing or recordation of financing statements, mortgages or other security documents, (c) any provision of the Uniform Commercial Code, any other applicable law or anything in the Subordinated Loan Documents (as hereinafter defined) to the contrary, (d) whether the liens securing the Senior Debt are valid, enforceable, void, avoidable, subordinated, disputed, or allowed, or (e) any other circumstance whatsoever, the security interests and liens upon the Collateral granted or to be granted from time to time pursuant to the Credit Agreement and the other Loan Documents or any other agreements or instruments covering Senior Debt shall in all respects be first priority and senior


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security interests and liens and any security interests and liens upon the
Collateral granted or to be granted from time to time pursuant to the Subordinated Loan Documents or any other agreements or instruments covering the Subordinated Debt shall in all respects be junior and subordinate to such security interests and liens upon the Collateral granted pursuant to the terms of the Credit Agreement and the other Loan Documents.

          14. Release of Liens. In the event of any private or public sale or other disposition of all or any portion of the Collateral by or with the consent of the Agent, on behalf of the Secured Parties, or as otherwise permitted by the Credit Agreement, at any time prior to the date upon which the Discharge of Senior Debt shall have occurred, each Subordinating Creditor agrees that such sale or disposition will be free and clear of the liens and security interests securing the Subordinated Debt (if any) of such Subordinating Creditor and, if the sale or other disposition includes Equity Interests (as defined below) in any Applicable Debtor, such Subordinating Creditor agrees to release the entities whose Equity Interests are sold from all Subordinated Debt so long as the Agent also releases the entities whose Equity Interests are sold or disposed of from all Senior Debt. In furtherance thereof, each Subordinating Creditor agrees that (a) the Agent is authorized to file any and all Uniform Commercial Code lien releases and/or terminations of the liens and security interests in respect of property of the Applicable Debtor held by such Subordinating Creditor in connection with such a sale or other disposition, and (b) it will execute any and all lien and security interest releases or other documents necessary to release liens on property of the Applicable Debtor reasonably requested by the Agent in connection therewith. For purposes hereof, "Equity Interests" means Capital Stock (as defined below) and all warrants, options, or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock), and "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

          15. Endorsement of Note; Other Documents. Each of the Subordinating Creditors agrees to mark all agreements, bonds, debentures, notes or other similar instruments relating to the Subordinated Debt (the "Subordinated Loan Documents") and all other evidences of, or instruments relating to, Subordinated Debt with a notation in substantially the following form:

          "THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SUBORDINATION AGREEMENT EXECUTED BY THE PAYEE AND THE OTHER PARTIES THERETO IN FAVOR OF WELLS FARGO FOOTHILL, INC. DATED AS OF APRIL 5, 2007,"

and to deliver proof of such notation to the Agent. If, upon the occurrence and during the continuation of an Event of Default, the Agent requires the possession of any of the Subordinated Loan Documents in order to present claims or seek enforcement against the Applicable Debtors for payment under the Subordinated Loan Documents in accordance with the provisions of this Subordination Agreement, the Subordinating Creditors agree, subject to the terms hereof, to


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endorse and deliver such Subordinated Loan Documents to the Agent. The
Subordinating Creditors and the Applicable Debtors will at their expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary to protect any right or interest of the Secured Parties granted hereunder or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder.

          16. Modifications to the Subordinated Loan Documents. Except as otherwise expressly permitted under the Credit Agreement or any other applicable Loan Document, none of the Subordinated Loan Documents shall be amended or otherwise modified without obtaining the prior written consent of the Agent, or as otherwise permitted under the Credit Agreement, so as to provide for (a) any increase in the rate of interest charged thereunder as in effect on the date hereof, (b) any increase in the principal amount or any installment due thereunder, (c) any reduction of the maturity date of any payment of principal or interest, (d) the granting or obtaining of any collateral security or obtaining any lien on any collateral or (e) any other amendment or modification which would result in a Material Adverse Change with respect to the operations of the Applicable Debtors, the Agent's security interests in the Collateral or the claims of the Secured Parties.

          17. No Impairment of Applicable Debtors' Obligations. Subject to all of the Secured Parties' rights as provided in this Subordination Agreement, nothing contained in this Subordination Agreement shall impair, as between the Applicable Debtors, on the one hand, and the Subordinating Creditors, on the other hand, the obligation of the Applicable Debtors, which is unconditional and absolute, to pay the Subordinated Debt to the Subordinating Creditors as and when all or any portion thereof shall become due and payable in accordance with its terms or prevent the Subordinating Creditors, upon any default under the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law.

          18. Subrogation. Until the Discharge of Senior Debt shall have occurred and this Subordination Agreement is terminated as provided herein, the Subordinating Creditors shall not assert or be entitled to any subrogation rights. Subject to the immediately preceding sentence, if any payment or distribution to which any of the Subordinating Creditors would otherwise have been entitled (but for the provisions of this Subordination Agreement) shall have been turned over to the Agent or otherwise applied to the payment of the Senior Debt pursuant to the provisions of this Subordination Agreement, then such Subordinating Creditor shall be entitled to receive from the Agent any payments or distributions received by the Secured Parties in excess of the amount sufficient to effect the Discharge of Senior Debt, and upon such Discharge of Senior Debt shall be subrogated (without any representation by, or any recourse whatsoever to, the Secured Parties) to all rights of the Secured Parties to receive all further payments or distributions applicable to the Senior Debt or the Subordinated Debt until the Subordinated Debt shall have been paid in full. For purposes of the Subordinating Creditors' subrogation rights hereunder, payments to the Secured Parties with respect to the Senior Debt which the Subordinating Creditors would have been entitled to receive with respect to the Subordinated Debt but for the provisions of this Subordination Agreement shall not, as between the Applicable Debtors, their respective creditors (other than the Secured Parties) and the Subordinating Creditors, be deemed payments with respect to the Senior Debt.


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

          19. Entire Agreement, etc. This Subordination Agreement embodies the whole agreement of the parties with respect to the subject matter hereof and may not be modified except in writing executed and delivered by the parties hereto. The failure of the Secured Parties, or any one of them, to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other rights at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other non-observance by the Subordinating Creditors of the terms and provisions of this Subordination Agreement shall constitute a waiver, nor a waiver of any obligations to be performed by the Subordinating Creditors hereunder.

          20. Notices. All notices and other communications hereunder shall be sent in accordance with the provisions of, and to the addresses set forth in,
Section 11 of the Credit Agreement, and if to any Subordinating Creditor that is not a party to the Credit Agreement, to the address set forth for the Administrative Borrower in the Credit Agreement.

          21. Construction. Except as otherwise expressly provided herein, the rules of interpretation set forth in Section 1.4 of the Credit Agreement shall apply mutatis mutandis to this Subordination Agreement.

          22. CHOICE OF LAW; JURISDICTION; JURY TRIAL WAIVER; ETC. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT ANY FEDERAL DISTRICT COURT IN THE STATE OF NEW YORK AND COUNTY OF NEW YORK OR ANY STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARTIES HERETO PERTAINING DIRECTLY OR INDIRECTLY TO THIS SUBORDINATION AGREEMENT OR TO ANY MATTER ARISING HEREFROM. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURT. EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A JURY TRIAL AS TO ANY DISPUTE UNDER THIS SUBORDINATION AGREEMENT.

          23. Counterparts; Effectiveness. This Subordination Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts (and by facsimile or other electronic transmission) and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          24. Severability. Any provision of this Subordination Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions


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hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          25. Section Headings. The section headings used in this Subordination Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                           [Signature Pages to follow]


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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subordination Agreement effective as of the date first above written.

SUBORDINATING CREDITORS:                TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a
                                        Subordinating Creditor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a Subordinating Creditor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a
                                        Subordinating Creditor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a
                                        Subordinating Creditor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

            [SIGNATURE PAGE TO INTERCOMPANY SUBORDINATION AGREEMENT]

                                        ACCEPTED AND AGREED TO
                                        AS OF THE DATE FIRST ABOVE WRITTEN:


                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: VP
                                               ---------------------------------

            [SIGNATURE PAGE OF INTERCOMPANY SUBORDINATION AGREEMENT]